UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 13, 2002

                         OASIS INFORMATION SYSTEMS, INC.
                              (Name of Registrant)

  Nevada                              0-27715               86-0871081
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  File Number)         Identification No.)


                    101-565 Bernard Ave. Kelowna, B.C. V1Y8R4
                    (Address of principle executive offices)

Registrants telephone number, including area code     (250) 860-9551


             14726 Goldenwest Street, Suite F, Westminster, CA 92683

          (Former name or former address, if changed since last report)


     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]                            No     [     ]

     The Company had 27,265,874 shares of common stock outstanding at December 31, 2001.

Transitional Small Business Disclosure Format (check one):


         Yes      [  X ]                             No     [     ]





Item 1.  Changes in Control of Registrant

     Pursuant to the minutes of a meeting held on March 13, 2002 the management and directors of Oasis Information Systems, Inc. is desirous of rescinding the Agreement and Plan of Reorganization that was signed on October 16, 2001. The shareholders of the company will be the shareholders of record in the pre consolidated company, formerly 1st Genx, Inc . The two companies legal counsel are drawing up the definitive recission agreement.
Item 2.  Acquisition or Disposition of Assets

     On  March 13 , 2002  the  management  and  directors  of Oasis  Information
Systems, Inc. sighting a lack of liquidity and the inability to meet the financial reporting standards of the OTC-BB voted to rescind the October 16, 2001 Agreement and Plan of Reorganization. Furthermore, at this same meeting the management and directors tendered their resignations. Therefore, all assets subject to liabilities of Oasis Information Systems, Inc. will be returned to their shareholders, while 20,000,000 shares of $.001 par value common stock and 3,000,000 shares of voting convertible stock will be returned to the treasury of 1st Genx, Inc. It should be noted that this transaction never closed due to the inability of the acquired company to provide audited financial statements in a timely manner as per the Agreement and Plan of Reorganization.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         No event to report.

Item 5.  Other Matters

     The resigning management and directors of Oasis Information Systems, Inc. have appointed Tony Markus to serve as the interim President.


Item 6. Changes in Directors

     Tony Markus has also been appointed to serve as the only interim director until the recission is completed and a new board of directors is elected by the shareholders.

Item 7.  Financial Statements

         None.

Exhibits

1.       Agreement and Plan of Reorganization.
2.       Amendment to the Articles of Incorporation Name Change.
3. Notice of Meeting, Proxy Information Statement and Proxy, held October 16, 2001. Previously filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.
                                            OASIS INFORMATION SYSTEMS, INC.


                                            /s/ Tony Markus
                                            Tony Markus, President






Dated this 20th day of March 2002.